GIORDANO INVESTMENT TRUST

________________________________________________________________________________

                                  GIORDANO FUND
________________________________________________________________________________


    SUPPLEMENT DATED AUGUST 21, 2006 TO THE PROSPECTUS DATED NOVEMBER 7, 2005


This Supplement to the Prospectus, dated November 7, 2005, for the Giordano Fund ("Fund"), a series of the Giordano Investment Trust, updates the Prospectus to include additional information as described below. Together, the Fund's Prospectus and Statement of Additional Information ("SAI") dated November 7, 2005, the Supplement to the Fund's SAI dated March 13, 2006, and this Supplement to the Prospectus constitute the Fund's current Prospectus and SAI. For further information, please contact the Fund toll-free at 800-773-3863. You may also obtain additional copies of the Fund's Prospectus and SAI, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

o The "Fees and Expenses of the Fund" section on page 8 of the Prospectus is amended and restated and replaced in its entirety to read as follows:

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)
                    -----------------------------------------

     Maximum Sales Charge (Load) Imposed On Purchases
          (as a percentage of offering price) ........................None
     Redemption Fee (as a % of amount redeemed).......................None

                     Annual Fund Operating Expenses
              (expenses that are deducted from Fund assets)
              ---------------------------------------------

     Management Fees.................................................1.00%
     Distribution and/or Service (12b-1) Fees........................0.25%
     Other Expenses*................................................11.40%
                                                                    ------
     Total Annual Fund Operating Expenses*..........................12.65%
                                                                    ======


  * "Other Expenses" and "Total Annual Fund Operating Expenses" reflect expenses of the Fund as of June 30, 2006 for the current fiscal year ending September 30, 2006. The Fund's investment advisor and certain other service providers of the Fund have voluntarily waived all or a portion of their fees from the Fund during the current fiscal year. As a result of these fee waivers, as a percentage of the average daily net assets of the Fund, the Fund's net annual fund operating expenses as of June 30, 2006 were 9.58%. There can be no assurance that these voluntary fee waivers will continue in the future. Because Other Expenses and Total Annual Fund Operating Expenses are based on expenses of the Fund as of June 30, 2006, these expenses for the fiscal year ending September 30, 2006 may be more or less than those stated above.

Example: This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% return each year; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

           -------------------------- --------------- -------------
                 Period Invested          1 Year         3 Years
           -------------------------- --------------- -------------
                    Your Costs            $1,217         $3,378
           -------------------------- --------------- -------------











          Investors Should Retain This Supplement for Future Reference
          ------------------------------------------------------------